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                     METLIFE INVESTORS USA INSURANCE COMPANY
                  METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A

                              EQUITY ADVANTAGE VUL

                       Supplement dated December 17, 2008
                     to the Prospectus dated April 28, 2008


This supplement updates certain information in the April 28, 2008 prospectus for Equity Advantage Variable Universal Life Insurance policies issued by MetLife Investors USA Insurance Company. You should read and retain this supplement.

The following paragraph is added under CHARGES--MONTHLY CHARGES FOR THE COST OF INSURANCE in the prospectus.

We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies issued in a standard class. Therefore, these Policies will be issued with a risk class of standard smoker or standard nonsmoker, but will be subject to an additional flat extra charge. However, the overall cost of insurance deduction for a Policy issued on a guaranteed issue basis will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies.